Exhibit 99.2

Proprietary

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2023	2022					% Change
	1Q	1Q	2Q	3Q	4Q	Full Year	1Q
Sales	$14,487	$15,901	$14,593	$14,959	$13,830	$59,283	-9%

Costs, Expenses and Other
Cost of sales	3,926	5,380	4,216	3,934	3,881	17,411	-27%
Selling, general and administrative	2,479	2,323	2,512	2,520	2,687	10,042	7%
Research and development	4,276	2,576	2,798	4,399	3,775	13,548	66%
Restructuring costs	67	53	142	94	49	337	26%
Other (income) expense, net	89	708	438	429	(75)	1,501	-87%
Income Before Taxes	3,650	4,861	4,487	3,583	3,513	16,444	-25%
Income Tax Provision	825	554	538	330	495	1,918
Net Income	2,825	4,307	3,949	3,253	3,018	14,526	-34%
Less: Net Income (Loss) Attributable to Noncontrolling Interests	4	(3)	5	5	1	7
Net Income Attributable to Merck & Co., Inc.	$2,821	$4,310	$3,944	$3,248	$3,017	$14,519	-35%

Earnings per Common Share Assuming Dilution	$1.11	$1.70	$1.55	$1.28	$1.18	$5.71	-35%

Average Shares Outstanding Assuming Dilution	2,551	2,537	2,540	2,542	2,548	2,542
Tax Rate	22.6%	11.4%	12.0%	9.2%	14.1%	11.7%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.
FIRST QUARTER 2022 GAAP TO NON-GAAP RECONCILIATION
(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)
(UNAUDITED)
Table 2b

	GAAP	Acquisition and Divestiture- Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Adjustment Subtotal	Non-GAAP
First Quarter
Cost of sales	$5,380	680		46				726	$4,654
Selling, general and administrative	2,323	50		21				71	2,252
Research and development	2,576	22		7				29	2,547
Restructuring costs	53	-		53				53	-
Other (income) expense, net	708	(115)				684		569	139
Income Before Taxes	4,861	(637)		(127)		(684)		(1,448)	6,309
Income Tax Provision (Benefit)	554	(155	)(3)	(22	)(3)	(152	)(3)	(329)	883
Net Income	4,307	(482)		(105)		(532)		(1,119)	5,426
Net Income Attributable to Merck & Co., Inc.	4,310	(482)		(105)		(532)		(1,119)	5,429
Earnings per Common Share Assuming Dilution	$1.70	(0.19)		(0.04)		(0.21)		(0.44)	$2.14

Tax Rate	11.4%								14.0%

Only the line items that are affected by non-GAAP adjustments are shown.
Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing non-GAAP information enhances investors’ understanding of the company’s results because management uses non-GAAP measures to assess performance. Management uses non-GAAP measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, senior management’s annual compensation is derived in part using a non-GAAP pretax income metric. The non-GAAP information presented should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.
(1) Amounts included in cost of sales primarily reflect expenses for the amortization of intangible assets. Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to acquisitions and divestitures. Amounts included in other (income) expense, net, primarily reflect royalty income and a decrease in the estimated fair value measurement of liabilities for contingent consideration related to the prior termination of the Sanofi-Pasteur MSD joint venture.
(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.
(3) Represents the estimated tax impacts on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

MERCK & CO., INC.
FRANCHISE / KEY PRODUCT SALES
FIRST QUARTER 2023
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 3a

	Global			U.S.			International
	1Q 2023	1Q 2022	% Change	1Q 2023	1Q 2022	% Change	1Q 2023	1Q 2022	% Change
TOTAL SALES (1)	$14,487	$15,901	-9	$6,659	$7,339	-9	$7,828	$8,563	-9
PHARMACEUTICAL	12,721	14,107	-10	6,117	6,773	-10	6,604	7,334	-10
Oncology
Keytruda	5,795	4,809	20	3,485	2,779	25	2,310	2,030	14
Alliance Revenue – Lynparza (2)	275	266	3	142	141	1	133	125	6
Alliance Revenue – Lenvima (2)	232	227	2	153	156	-2	79	71	11
Alliance Revenue – Reblozyl (3)	43	52	-19	30	27	11	12	25	-51
Welireg	42	18	128	41	18	122	1		-
Vaccines (4)
Gardasil / Gardasil 9	1,972	1,460	35	416	418	-	1,556	1,042	49
ProQuad / M-M-R II / Varivax	528	470	12	421	371	14	107	99	8
RotaTeq	297	216	38	180	175	3	117	41	185
Vaxneuvance	106	5	*	94	5	*	13		*
Pneumovax 23	96	173	-44	40	118	-66	56	55	2
Vaqta	40	36	12	30	29	4	10	7	48
Hospital Acute Care
Bridion	487	395	23	276	195	41	210	199	6
Prevymis	129	94	38	54	40	37	75	54	39
Primaxin	80	58	37	4	1	*	76	58	32
Dificid	65	52	25	62	49	25	3	3	12
Noxafil	60	57	5	14	10	47	46	48	-3
Zerbaxa	50	30	66	27	18	49	23	12	92
Cardiovascular
Alliance Revenue - Adempas/Verquvo (5)	99	72	38	83	71	17	16	1	*
Adempas (6)	59	61	-3				59	61	-3
Virology
Lagevrio	392	3,247	-88	-2	1,523	-100	394	1,723	-77
Isentress / Isentress HD	123	158	-23	52	61	-16	71	97	-27
Neuroscience
Belsomra	56	69	-19	16	20	-21	40	48	-17
Immunology
Simponi	180	186	-3				180	186	-3
Remicade	51	61	-15				51	61	-15
Diabetes (7)
Januvia	551	779	-29	271	325	-17	280	454	-38
Janumet	329	454	-28	56	63	-11	272	391	-30
Other Pharmaceutical (8)	584	602	-3	172	160	8	414	443	-7
ANIMAL HEALTH	1,491	1,482	1	482	473	2	1,010	1,009	-
Livestock	849	832	2	174	171	2	676	660	2
Companion Animals	642	650	-1	308	302	2	334	349	-4
Other Revenues (9)	275	312	-12	60	93	-35	214	220	-3

*200% or greater
Sum of U.S. plus international may not equal global due to rounding.
(1) Only select products are shown.
(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.
(3) Alliance Revenue represents royalties and a milestone payment of $20 million received in the first quarter of 2022.
(4) Total Vaccines sales were $3,133 million in the first quarter of 2023 and $2,481 million in the first quarter of 2022.
(5) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.
(6) Net product sales in Merck's marketing territories.
(7) Total Diabetes sales were $950 million in the first quarter of 2023 and $1,305 million in the first quarter of 2022.
(8) Includes Pharmaceutical products not individually shown above.
(9) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $51 million in the first quarter of 2023 and $114 million in the first quarter of 2022.

MERCK & CO., INC.
PHARMACEUTICAL GEOGRAPHIC SALES
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 3b

	2023	2022					% Change
	1Q	1Q	2Q	3Q	4Q	Full Year	1Q
TOTAL PHARMACEUTICAL	$12,721	$14,107	$12,756	$12,963	$12,180	$52,005	-10

United States	6,117	6,773	5,726	6,620	5,871	24,989	-10
% Pharmaceutical Sales	48.1%	48.0%	44.9%	51.1%	48.2%	48.1%
Europe (1)	2,326	3,309	2,677	2,427	2,494	10,906	-30
% Pharmaceutical Sales	18.3%	23.5%	21.0%	18.7%	20.5%	21.0%
China	1,694	1,113	1,355	1,419	1,216	5,102	52
% Pharmaceutical Sales	13.3%	7.9%	10.6%	10.9%	10.0%	9.8%
Japan	737	965	1,092	653	832	3,542	-24
% Pharmaceutical Sales	5.8%	6.8%	8.6%	5.0%	6.8%	6.8%
Asia Pacific (other than China and Japan)	703	786	854	702	691	3,034	-11
% Pharmaceutical Sales	5.5%	5.6%	6.7%	5.4%	5.7%	5.8%
Latin America	470	435	453	511	472	1,871	8
% Pharmaceutical Sales	3.7%	3.1%	3.6%	3.9%	3.9%	3.6%
Eastern Europe/Middle East/Africa	381	450	339	360	320	1,469	-15
% Pharmaceutical Sales	3.0%	3.2%	2.7%	2.8%	2.6%	2.8%
Canada	141	189	166	166	158	678	-25
% Pharmaceutical Sales	1.1%	1.3%	1.3%	1.3%	1.3%	1.3%
Other	152	87	94	105	126	414	75
% Pharmaceutical Sales	1.2%	0.6%	0.6%	0.9%	1.0%	0.8%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Europe represents all European Union countries, the European Union accession markets and the United Kingdom.

MERCK & CO., INC.
OTHER (INCOME) EXPENSE, NET - GAAP
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 4

OTHER (INCOME) EXPENSE, NET

	1Q23	1Q22
Interest income	$(112)	$(7)
Interest expense	242	243
Exchange losses	61	39
(Income) loss from investments in equity securities, net (1)	(450)	708
Net periodic defined benefit plan (credit) cost other than service cost	(115)	(121)
Other, net	463	(154)
Total	$89	$708

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds. Unrealized gains and losses from investments that are directly owned are determined at the end of the reporting period, while gains and losses from ownership interests in investment funds are accounted for on a one quarter lag.